SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                               FORM 8-K

                          CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 25, 2003

                          LNB Bancorp, Inc.
   (Exact name of the registrant as specified on its charter)

            Ohio                                  34-1406303
   (State or other jurisdiction of             (I.R.S. Employer
    incorporation or organization)             Identification No.)

     457 Broadway, Lorain, Ohio                   44052 - 1769
(Address of principal executive offices)             (Zip Code)

                        (440) 244 - 6000
     Registrant's telephone number, including area code

                         Not Applicable
    (Former name, former address and former fiscal year,
                if changed since last report)




























ITEM 9.    Regulation FD Disclosure

Registrant's board of directors declared a 3 for 2 stock split on February 25, 2003, to be distributed on or about March 14, 2003 to shareholders of record as of March 10, 2003. Registrant's press release announcing the stock split is furnished as Exhibit 99 hereto.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LNB BANCORP, INC.


Date: February 26, 2003               By:/s/Gregory D. Friedman
                                      -----------------------------
                                      Gregory D. Friedman, CPA
                                      Executive Vice President,
                                      Chief Financial Officer and
                                      Corporate Secretary